LEHMAN BROTHERS

                                  Transaction

Date:          29 November, 2006

To:            RALI Grantor Trust I-A, Series 2006-QO9
               c/o Deutsche Bank Trust Company Americas, not individually but solely in its capacity as grantor trust Trustee
               1761 East St. Andrew Place,
               Santa Ana, California 92705-4934,
               Attention:  Trust Administration; RAL06QO9
               Facsimile: (714) 247-6470

From:          Lehman Brothers Special Financing Inc.
               Mandy Lee - Transaction Management Group (VS)
               Facsimile:  646-885-9551
               Telephone:  212-526-9257

Ref. Numbers: Effort ID: N1144882 / Global Deal ID: 2762587 and 2762565

SUBJECT:       CAP TRANSACTION

--------------------------------------------------------------------------------

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the "Transaction"), between Lehman Brothers Special Financing Inc. ("Party A") and Deutsche Bank Trust Company Americas, solely in its capacity as grantor trust trustee (the "Corridor Trustee") for RALI Grantor Trust I-A, Series 2006-QO9, a trust (the "Trust" or "Party B"). This communication constitutes a "Confirmation" as referred to in the ISDA Form specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement (the "ISDA Form") published by the International Swaps and Derivatives Association, Inc. ("ISDA"), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the ISDA Form shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

Party A and Party B each represents that entering into the Transaction is authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party and that, upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".


                     LEHMAN BROTHERS SPECIAL FINANCING INC.
                              LEHMAN BROTHERS INC.
                     745 SEVENTH AVENUE, NEW YORK, NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:


  GENERAL TERMS:

      Trade Date:               27 November, 2006

      Effective Date:           30 November, 2006

      Termination Date:         25  August,   2009,  subject  to  adjustment  in
                                accordance with the Modified  Following Business
                                Day Convention,

      Notional Amount:          USD  90,289,000.00  for the initial  Calculation
                                Period   and   for   each   Calculation   Period
                                thereafter as set forth in Schedule A attached hereto.

  FIXED AMOUNTS:

      Fixed Amount Payer:       Party B

      Fixed Amount Payer
      Payment Dates:            Inapplicable

      Fixed Amount:             By its  execution  hereof and with  effect  from
                                the  Trade  Date  above   Party  A   irrevocably
                                acknowledges     receipt     of    all    agreed
                                consideration from Party B in respect of this Transaction.

  FLOATING AMOUNTS:

      Floating  Rate Payer:     Party A

      Floating Rate:            The lesser of (i) 2.35% and (ii) the  greater of
                                (a) 0% and (b)  USD-LIBOR-BBA  with a Designated
                                Maturity of one month minus 9.00%

      Floating Rate Payer       The  twenty-fifth  (25th)  calendar  day of each
                                Period End Dates:  month,  from and including 25
                                December,  2006 to and including the Termination
                                Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

      Early Payment:            One (1) Business  Day  preceding  each  Floating
                                Rate Payer Period End Date.

      Spread:                   Inapplicable

      Floating Rate Day
      Count Fraction:           Actual/360

      Reset Dates:              The first day of each Calculation Period

  BUSINESS DAYS:                New York

  MISCELLANEOUS:

       Calculation Agent:       Party A

       Governing Law:           New  York,  without  reference  to choice of law
                                doctrine.

       Transfer:                Notwithstanding  Section  7 of  the  ISDA  Form,
                                Party A may assign  its  rights and  obligations
                                under  this  Transaction,  in  whole  and not in
                                part,  to  any  Affiliate  of  Lehman   Brothers
                                Holdings  Inc.   ("Holdings")   effective   upon
                                delivery  to  Party  B  of  the   guarantee   by
                                Holdings,   in   favor   of   Party  B,  of  the
                                obligations of such Affiliate.

      Credit Support
      Provider:                 With   respect  to  Party  A,  Lehman   Brothers
                                Holdings Inc. ("Holdings").

       Termination Currency:    USD

    ADDITIONAL PROVISIONS:

        1. Sections 5(a)(ii), (iii), (iv), (v), (vi), and (vii)(2) of the ISDA Form will not apply to Party B.

        2. The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) of the ISDA Form will not apply.

        3. PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of the ISDA Form, Loss and Second Method will be used.


        4. REPRESENTATIONS. Section 3 of the ISDA Form is hereby amended by adding the following additional subsections:

                (a) NO  AGENCY.   It  is  entering  into  this   Transaction  as
                    principal.

                (b) ELIGIBLE CONTRACT  PARTICIPANT.  It is an "eligible contract
                    participant"   as   defined   in   the   Commodity   Futures
                    Modernization Act of 2000.

                (c) NO RELIANCE.  In connection with the  negotiation,  entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the ISDA Form), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction;
                    (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

        5.   NETTING OF PAYMENTS.   Subparagraph   (ii)  of  Section 2(c) of the
             ISDA Form will not apply to any Transaction between the parties hereto.

        6. WAIVER OF TRIAL BY JURY. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party's entering into this Transaction.

        7. COMPLIANCE WITH REGULATION AB. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of November 29, 2006 (the "Indemnification Agreement"), among Residential Funding Company, LLC, Residential Accredit Loans, Inc. and Party A shall be incorporated by reference into this Confirmation so that Party B shall be an express third party beneficiary of the Indemnification Agreement. A copy of the Indemnification Agreement is attached hereto as Exhibit A.

        8. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by Deutsche Bank Trust Company Americas ("Deutsche Bank"), not individually or personally but solely as the Corridor trustee, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Deutsche Bank but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Confirmation and by any person claiming by, through or under such parties and (d) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

        9. NON-PETITION. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

        10. SEVERABILITY. If any term, provision, covenant, or condition of this Confirmation, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Confirmation had been executed with the invalid or unenforceable portion eliminated, so long as this Confirmation as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Confirmation and the deletion of such portion of this Confirmation will not substantially impair the respective benefits or expectations of the parties.

        11.  FULLY-PAID TRANSACTION. Notwithstanding anything to the contrary in
             Section 5 or 6 of the ISDA Form, if at any time and so long as one of the parties to this Confirmation ("X") shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section or otherwise under the ISDA Form, then:
             (i) the occurrence of an event described in Section 5(a) other than
             Section 5(a)(vii) with respect to X or any Credit Support Provider or Specified Entity of X shall not constitute an Event of Default or Potential Event of Default with respect to X, and (ii) the other party ("Y") shall be entitled to designate an Early Termination Date pursuant to Section 6 only as a result of the occurrence of an Event of Default set forth in Section 5(a)(vii) with respect to X as the Defaulting Party, or a Termination Event set forth in (x)
             Section 5(b)(i), 5(b)(ii), 5(b)(v) with respect to Y as the Affected Party or (y) Section 5(b)(iii) with respect to Y as the Burdened Party, unless (A) Y is required pursuant to appropriate proceedings to return to X or otherwise returns to X upon demand of X any portion of any payment or delivery, or (B) a termination amount (after the termination or liquidation of any Other Agreement(s) and application of all applicable netting or set-off provisions) or payment, delivery or collateral transfer would then be owed by X to Y. As used in this clause, "Other Agreement" means any contract or transaction, including an agreement with respect thereto (whether or not effected pursuant to a master agreement) now existing or hereafter entered into between X and (i) Y, or (ii) any Affiliate of Y.

        PAYMENT INSTRUCTIONS FOR PARTY B IN USD:

                        Deutsche Bank Trust Company Americas
                        ABA# 021001033
                        Account# 01419663
                        Account Name: NYLTD Funds Control/Stars West
                        Ref: RALI Grantor Trust I-A, Series 2006-QO9 Corridor

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.


                                          Very truly yours,


                                          Lehman Brothers Special Financing Inc.


Accepted and confirmed as
of the date first written
RALI Grantor Trust I-A, Series 2006-QO9
By:  Deutsche Bank Trust Company Americas
not in its individual capacity but solely as Corridor Trustee


By_____________________________________

Name:__________________________________

Title:_________________________________

                                   SCHEDULE A

------------------------------ ----------------------- ------------------
 CALCULATION PERIOD FROM AND   CALCULATION PERIOD UP    NOTIONAL AMOUNT
          INCLUDING               TO BUT EXCLUDING         (IN USD)
------------------------------ ----------------------- ------------------
      November 30, 2006          December 25, 2006       90,289,000.00
------------------------------ ----------------------- ------------------
      December 25, 2006           January 25, 2007       90,289,000.00
------------------------------ ----------------------- ------------------
      January 25, 2007           February 25, 2007       90,289,000.00
------------------------------ ----------------------- ------------------
      February 25, 2007            March 25, 2007        90,289,000.00
------------------------------ ----------------------- ------------------
       March 25, 2007              April 25, 2007        90,289,000.00
------------------------------ ----------------------- ------------------
       April 25, 2007               May 25, 2007         90,289,000.00
------------------------------ ----------------------- ------------------
        May 25, 2007               June 25, 2007         90,289,000.00
------------------------------ ----------------------- ------------------
        June 25, 2007              July 25, 2007         90,289,000.00
------------------------------ ----------------------- ------------------
        July 25, 2007             August 25, 2007        90,289,000.00
------------------------------ ----------------------- ------------------
       August 25, 2007           September 25, 2007      90,289,000.00
------------------------------ ----------------------- ------------------
     September 25, 2007           October 25, 2007       90,289,000.00
------------------------------ ----------------------- ------------------
      October 25, 2007           November 25, 2007       90,289,000.00
------------------------------ ----------------------- ------------------
      November 25, 2007          December 25, 2007       90,289,000.00
------------------------------ ----------------------- ------------------
      December 25, 2007           January 25, 2008       90,289,000.00
------------------------------ ----------------------- ------------------
      January 25, 2008           February 25, 2008       90,289,000.00
------------------------------ ----------------------- ------------------
      February 25, 2008            March 25, 2008        90,289,000.00
------------------------------ ----------------------- ------------------
       March 25, 2008              April 25, 2008        90,289,000.00
------------------------------ ----------------------- ------------------
       April 25, 2008               May 25, 2008         90,289,000.00
------------------------------ ----------------------- ------------------
        May 25, 2008               June 25, 2008         90,289,000.00
------------------------------ ----------------------- ------------------
        June 25, 2008              July 25, 2008         90,289,000.00
------------------------------ ----------------------- ------------------
        July 25, 2008             August 25, 2008        90,289,000.00
------------------------------ ----------------------- ------------------
       August 25, 2008           September 25, 2008      90,289,000.00
------------------------------ ----------------------- ------------------
     September 25, 2008           October 25, 2008       88,635,096.45
------------------------------ ----------------------- ------------------
      October 25, 2008           November 25, 2008       79,665,146.41
------------------------------ ----------------------- ------------------
      November 25, 2008          December 25, 2008       70,460,575.32
------------------------------ ----------------------- ------------------
      December 25, 2008           January 25, 2009       61,012,611.88
------------------------------ ----------------------- ------------------
      January 25, 2009           February 25, 2009       51,908,769.27
------------------------------ ----------------------- ------------------
      February 25, 2009            March 25, 2009        43,133,878.03
------------------------------ ----------------------- ------------------
       March 25, 2009              April 25, 2009        34,677,008.55
------------------------------ ----------------------- ------------------
       April 25, 2009               May 25, 2009         26,522,253.67
------------------------------ ----------------------- ------------------
        May 25, 2009               June 25, 2009         18,654,813.83
------------------------------ ----------------------- ------------------
        June 25, 2009              July 25, 2009         11,062,988.83
------------------------------ ----------------------- ------------------
        July 25, 2009             August 25, 2009        3,697,118.09
------------------------------ ----------------------- ------------------

*subject to adjustment in accordance with the relevant Business Day Convention.


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